Exhibit 99.2

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended March 31,			Three Months Ended March 31,
(In millions, except per share data)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported

Total revenues	$2,454	$2,536	$2,437	$2,437	$2,436
Expenses:
Direct operating	1,408	1,443	1,364	1,358	1,351
Depreciation of revenue earning equipment and lease charges	707	726	589	580	587
Selling, general and administrative	266	276	250	248	252
Interest expense, net	154	156	175	175	175
Other income, net	5	(3)	—	2	(1)
Total expenses	2,540	2,598	2,378	2,363	2,364
Income (loss) before income taxes	(86)	(62)	59	74	72
(Provision) benefit for taxes on income (loss)	16	(7)	(53)	(58)	(54)
Net income (loss)	$(70)	$(69)	$6	$16	$18
Weighted average number of shares outstanding:
Basic	459	447	416	416	416
Diluted	459	447	461	461	461
Earnings per share:
Basic	$(0.15)	$(0.15)	$0.01	$0.04	$0.04
Diluted	$(0.15)	$(0.15)	$0.02	$0.04	$0.04

Interest expense — Fleet	$57	$62	$74	NR	$74
Interest expense, net — Corporate	97	94	101	NR	101
Corporate EBITDA (a)	226	255	359	NR	367
Adjusted pre-tax Income (loss) (a)	3	24	136	NR	145

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule II.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

	As of March 31,		As of December 31, 2013
(In millions)	2015	2014	As Revised
Cash and cash equivalents	$585	$498	$411
Restricted cash	411	453	861
Revenue earning equipment:
U.S. Car Rental	8,814	8,662	8,629
International Car Rental	2,021	2,245	2,047
Worldwide Equipment Rental	2,473	2,440	2,416
All Other Operations	1,285	1,157	1,099
Total revenue earning equipment, net	14,593	14,504	14,191
Total assets	24,602	24,470	24,423
Total debt	16,351	16,125	16,309
Net Fleet debt (a)	9,548	9,148	9,034
Net Corporate debt (a) (b)	5,807	6,026	6,003
Total equity	2,349	2,491	2,567

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule V.

(b)        Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt.

1

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Three Months Ended March 31,			Three Months Ended March 31,	Three Months Ended March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported

Cash provided by (used in):
Operating activities	$782	$760	$746	$747	$743
Investing activities	(1,166)	(372)	(946)	(950)	(932)
Financing activities	499	(301)	317	318	318
Effect of exchange rate changes	(20)	—	(8)	(8)	(8)
Net change in cash and cash equivalents	$95	$87	$109	$107	$121

Fleet growth (a)	$171	$—	$(196)	NR	$(194)
Free cash flow (a)	$189	$3	$(76)	$(73)	$(79)

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules III and IV.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended March 31,			Three Months Ended March 31,
	2015	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	32,036	32,360	30,064	30,064
Total RPD (a)	$47.07	$47.90	$48.63	$49.35
Average fleet	489,300	491,500	454,000	457,700
Fleet efficiency(a)	73%	75%	77%	NR
Net depreciation per unit per month(a)	$287	$288	$209	NR
Program cars as a percentage of total average fleet at period end	24%	15%	4%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$71	$119	$232	NR
International Car Rental
Transaction days (in thousands)	9,775	9,395	9,006	9,006
Total RPD (a)(b)	$46.96	$51.41	$51.63	$52.76
Average Fleet	144,000	141,400	137,500	137,500
Fleet efficiency(a)	75%	74%	73%	NR
Net depreciation per unit per month(a)	$231	$266	$301	NR
Program cars as a percentage of total average fleet at period end	38%	34%	28%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$8	$(39)	$(47)	NR
Worldwide Equipment Rental
Dollar utilization(a)	34%	34%	35%	NR
Time utilization(a)	61%	61%	61%	NR
Rental and rental related revenue (in millions) (a)(b)	$336	$334	$320	$322
Same store revenue growth, including growth initiatives (b)	1%	5%	13%	13%
Adjusted pre-tax income (loss) (in millions) (a)	$33	$51	$45	$46
All Other Operations
Average fleet — Donlen	168,600	176,800	165,600	165,600
Adjusted pre-tax income (loss) (in millions) (a)	$16	$16	$13	NR

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedules II and V.

(b)     Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

2

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout this press release.

Supplemental Schedule I

HERTZ GLOBAL HOLDINGS, INC.

CONDENSED STATEMENT OF OPERATIONS BY SEGMENT

Unaudited

	Three Months Ended March 31, 2015						Three Months Ended March 31, 2014
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Total revenues:	$1,520	$436	$355	$143	$—	$2,454	$1,557	$482	$358	$139	$—	$2,536
Expenses:
Direct operating	926	267	208	6	1	1,408	907	329	200	7	—	1,443
Depreciation of revenue earning equipment and lease charges	421	95	76	115	—	707	424	113	78	111	—	726
Selling, general and administrative	98	57	46	8	57	266	101	65	32	6	72	276
Interest expense, net	40	15	15	2	82	154	38	20	13	4	81	156
Other (income) expense, net	—	—	(1)	—	6	5	(7)	—	(1)	—	5	(3)
Total expenses	1,485	434	344	131	146	2,540	1,463	527	322	128	158	2,598
Income (loss) before income taxes	$35	$2	$11	$12	$(146)	$(86)	$94	$(45)	$36	$11	$(158)	$(62)
Provision for taxes on income						16						(7)
Net income (loss)						$(70)						$(69)

	Three Months Ended March 31, 2013 As Restated						Three Months Ended March 31, 2013 As Revised	Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH	Consolidated HGH
Total revenues:	$1,484	$471	$353	$129	$—	$2,437	$2,437	$2,436
Expenses:
Direct operating	847	313	203	6	(5)	1,364	1,358	1,351
Depreciation of revenue earning equipment and lease charges	285	125	74	105	—	589	580	587
Selling, general and administrative	101	65	33	7	44	250	248	252
Interest expense, net	46	26	13	2	88	175	175	175
Other (income) expense, net	1	—	(1)	—	—	—	2	(1)
Total expenses	1,280	529	322	120	127	2,378	2,363	2,364
Income (loss) before income taxes	$204	$(58)	$31	$9	$(127)	$59	$74	$72
Provision for taxes on income						(53)	(58)	(54)
Net income (loss)						$6	$16	$18

3

Supplemental Schedule II

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES

TO EBITDA, CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME BY SEGMENT

Unaudited

	Three Months Ended March 31, 2015						Three Months Ended March 31, 2014
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH
Income (loss) before income taxes	$35	$2	$11	$12	$(146)	$(86)	$94	$(45)	$36	$11	$(158)	$(62)
Depreciation and amortization	472	105	95	117	4	793	479	123	96	113	5	816
Interest, net of interest income	40	15	15	2	82	154	38	20	13	4	81	156
EBITDA	$547	$122	$121	$131	$(60)	$861	$611	$98	$145	$128	$(72)	$910
Car rental fleet depreciation	(421)	(95)	—	(115)	—	(631)	(424)	(113)	—	(111)	1	(647)
Car rental fleet interest	(43)	(15)	—	(3)	—	(61)	(39)	(20)	—	(4)	—	(63)
Car rental fleet debt - related charges	8	2	—	1	—	11	1	3	—	2	—	6
Non-cash stock-based employee compensation charges	—	—	—	—	4	4	—	—	—	—	8	8
Restructuring and restructuring related charges	2	2	2	—	14	20	11	5	3	—	20	39
Acquisition related costs and charges	—	—	—	—	—	—	—	—	—	—	7	7
Integration expenses	(1)	—	—	—	1	—	(2)	—	—	—	2	—
Equipment Rental spin-off costs	—	—	9	—	—	9	—	—	—	—	—	—
Relocation costs	(2)	—	—	—	2	—	(2)	—	—	—	2	—
Premiums paid on debt	—	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—
Impairment charges and asset write-downs	9	—	—	—	—	9	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	1	—	—	—	3	4	(1)	(5)	1	—	—	(5)
Corporate EBITDA	$100	$16	$132	$14	$(36)	$226	$155	$(32)	$149	$15	$(32)	$255
Non-fleet depreciation and amortization	(51)	(10)	(95)	(2)	(4)	(162)	(55)	(10)	(96)	(2)	(6)	(169)
Non-fleet interest, net of interest income	3	—	(15)	1	(82)	(93)	1	—	(13)	—	(81)	(93)
Non-fleet debt - related charges	—	—	1	—	4	5	—	—	2	—	4	6
Non-cash stock-based employee compensation charges	—	—	—	—	(4)	(4)	—	—	—	—	(8)	(8)
Acquisition accounting	19	2	10	3	(3)	31	18	3	10	3	(1)	33
Adjusted Pre-Tax Income (Loss)	$71	$8	$33	$16	$(125)	$3	$119	$(39)	$52	$16	$(124)	$24

	Three Months Ended March 31, 2013 As Restated						Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$204	$(58)	$31	$9	$(127)	$59	$72
Depreciation and amortization	338	133	93	107	2	673	669
Interest, net of interest income	46	26	13	2	88	175	175
EBITDA	$588	$101	$137	$118	$(37)	$907	$916
Car rental fleet depreciation	(285)	(125)	—	(105)	—	(515)	(513)
Car rental fleet interest	(44)	(24)	—	(2)	(1)	(71)	(71)
Car rental fleet debt - related charges	2	3	—	—	—	5	5
Non-cash stock-based employee compensation charges	—	—	—	—	8	8	8
Restructuring and restructuring related charges	1	5	—	—	1	7	8
Acquisition related costs and charges	—	—	—	—	3	3	3
Integration expenses	5	—	—	—	6	11	11
Equipment Rental spin-off costs	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	—	—	—
Premiums paid on debt	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—
Impairment charges and asset write-downs	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	2	1	3	—	(2)	4	—
Corporate EBITDA	$269	$(39)	$140	$11	$(22)	$359	$367
Non-fleet depreciation and amortization	(53)	(8)	(93)	(2)	(2)	(158)	(156)
Non-fleet interest, net of interest income	(2)	(2)	(13)	—	(87)	(104)	(104)
Non-fleet debt - related charges	—	—	1	—	11	12	12
Non-cash stock-based employee compensation charges	—	—	—	—	(8)	(8)	(8)
Acquisition accounting	18	2	10	4	1	35	34
Adjusted Pre-Tax Income (Loss)	$232	$(47)	$45	$13	$(107)	$136	$145

4

Supplemental Schedule III

HERTZ GLOBAL HOLDINGS, INC.

FREE CASH FLOW

Unaudited

	Three Months Ended			Three Months Ended
	March 31,			March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income before income taxes	$(86)	$(62)	$59	$74	$72
Depreciation and amortization, non-fleet assets	86	90	84	81	51
Amortization of debt discount and related charges	16	11	17	17	48
Cash paid for income taxes	(4)	(14)	(6)	(6)	(6)
Changes in assets and liabilities, net of effects of acquisitions, and other	81	28	20	16	6
Net cash provided by operating activities excluding depreciation of revenue earning equipment	93	53	174	182	172
U.S. car rental fleet growth (a)	(12)	(71)	(318)	NR	NR
International car rental fleet growth (a)	203	88	168	NR	NR
Equipment rental fleet growth (a)	18	(10)	(41)	NR	NR
All other operations rental fleet growth (a)	(38)	(7)	(5)	NR	NR
Property and equipment expenditures, net of disposals	(75)	(50)	(54)	(57)	(57)
Net investment activity	96	(50)	(250)	(255)	(251)
Free cash flow	$189	$3	$(76)	$(73)	$(79)

(a)        Historically, fleet growth has not been reported on a segment basis.

5

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.

FLEET GROWTH

Unaudited

	Three Months Ended March 31, 2015					Three Months Ended March 31, 2014					Three Months Ended March 31, 2013 As Restated					Three Months Ended March 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH

Revenue earning equipment expenditures	$(2,444)	$(515)	$(121)	$(358)	$(3,438)	$(1,589)	$(509)	$(109)	$(375)	$(2,582)	$(2,385)	$(485)	$(154)	$(230)	$(3,254)	$(3,253)
Proceeds from disposal of revenue earning equipment	1,368	658	62	201	2,289	1,018	610	21	211	1,860	1,447	625	39	125	2,236	2,238
Net revenue earning equipment capital expenditures	(1,076)	143	(59)	(157)	(1,149)	(571)	101	(88)	(164)	(722)	(938)	140	(115)	(105)	(1,018)	(1,015)
Depreciation of revenue earning equipment	421	77	77	113	688	422	95	78	111	706	285	109	74	104	572	572
Financing activity related to car rental fleet:
Borrowings	2,516	245	—	83	2,844	310	270	—	400	980	1,543	245	—	—	1,788	NR
Payments	(2,007)	(278)	—	(67)	(2,352)	(631)	(354)	—	(350)	(1,335)	(1,366)	(292)	—	(1)	(1,659)	NR
Restricted cash changes	134	16	—	(10)	140	399	(24)	—	(4)	371	158	(34)	—	(3)	121	NR
Net financing activity related to car rental fleet	643	(17)	—	6	632	78	(108)	—	46	16	335	(81)	—	(4)	250	250
Fleet growth	$(12)	$203	$18	$(38)	$171	$(71)	$88	$(10)	$(7)	$—	$(318)	$168	$(41)	$(5)	$(196)	$(194)

6

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS

Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

							As of December 31, 2013			As of December 31, 2013
	As of March 31, 2015			As of March 31, 2014			As Restated			As Reported
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total

Debt	$9,917	$6,434	$16,351	$9,548	$6,577	$16,125	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	585	585	—	498	498	—	411	411	—	423	423
Restricted cash	369	42	411	400	53	453	772	89	861	772	88	860
Net debt	$9,548	$5,807	$15,355	$9,148	$6,026	$15,174	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended March 31,
(In millions)	2015	2014	2013 As Restated	2013 As Reported
Equipment rental segment revenues	$355	$358	$353	$351
Equipment sales and other revenue	(23)	(26)	(30)	(30)
Rental and rental related revenue at actual rates	332	332	323	321
Foreign currency adjustment (a)	4	2	(3)	1
Rental and rental related revenue	$336	$334	$320	$322

(a)       Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

7

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)

Unaudited

TOTAL RPD, FLEET EFFICIENCY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended March 31,
(In millions, except as noted)	2015	2014	2013 As Restated

Revenues	$1,520	$1,557	$1,484
Advantage sublease revenue	—	—	(20)
Ancillary retail car sales revenue	(12)	(7)	(2)
Total rental revenue	$1,508	$1,550	$1,462
Transaction days (in thousands)	32,036	32,360	30,064
Total RPD (in whole dollars)	$47.07	$47.90	$48.63

Transaction days (in thousands)	32,036	32,360	30,064
Average Fleet	489,300	491,500	454,000
Advantage sublease vehicles	—	(11,000)	(21,100)
Hertz 24/7 vehicles	—	(1,000)	(1,000)
Average Fleet used to calculate fleet efficiency	489,300	479,500	431,900
Number of days in period	90	90	90
Average fleet multiplied by number of dates in period (in thousands)	44,037	43,155	38,871
Fleet efficiency	73%	75%	77%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$421	$424	$285
Average fleet	489,300	491,500	454,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet	$860	$863	$628
Number of months in period	3	3	3
Net depreciation per unit per month	$287	$288	$209

International Car Rental

	Three Months Ended March 31,
(in millions, except as noted)	2015	2014	2013 As Restated
Revenues	$436	$482	$471
Foreign currency adjustment (a)	23	(45)	(6)
Total rental revenue	$459	$437	$465
Transaction days (in thousands)	9,775	9,395	9,006
Total RPD (in whole dollars)	$46.96	$46.51	$51.63

Transaction days (in thousands)	9,775	9,395	9,006
Average Fleet	144,000	141,400	137,500
Number of days in period	90	90	90
Average fleet multiplied by number of days in period	12,960	12,726	12,375
Fleet efficiency	75%	74%	73%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$95	$113	$125
Foreign currency adjustment (in millions) (a)	5	—	(1)
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$100	$113	$124
Average fleet	144,000	141,400	137,500
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$694	$721	$902
Number of months in period	3	3	3
Net depreciation per unit per month	$231	$240	$301

All Car Rental

Three Months Ended March 31,
(In millions, except as noted)	2013 As Reported

Revenues	$2,085
Non-rental revenue	(128)
Foreign currency adjustment	2
Total rental revenue	$1,959
Transaction days (in thousands)	39,070
Total RPD (in whole dollars)	$50.14

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

8

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended June 30,		Three Months Ended June 30,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported

Total revenues	$2,830	$2,708	$2,709	$2,715
Expenses:
Direct operating	1,594	1,417	1,414	1,406
Depreciation of revenue earning equipment and lease charges	708	632	628	641
Selling, general and administrative	264	287	280	275
Interest expense, net	164	182	182	182
Other income, net	(21)	(2)	(1)	(1)
Total expenses	2,709	2,516	2,503	2,503
Income (loss) before income taxes	121	192	206	212
(Provision) benefit for taxes on income (loss)	(49)	(81)	(85)	(91)
Net income (loss)	$72	$111	$121	$121
Weighted average number of shares outstanding:
Basic	452	401	401	401
Diluted	465	465	465	465
Earnings per share:
Basic	$0.16	$0.28	$0.30	$0.30
Diluted	$0.15	$0.25	$0.27	$0.27

Interest expense — Fleet	$72	$75	NR	$75
Interest expense, net — Corporate	92	107	NR	107
Corporate EBITDA (a)	446	524	NR	541
Adjusted pre-tax Income (loss) (a)	216	296	NR	314

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule II.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of June 30, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$540	$411	$423
Restricted cash	717	861	860
Revenue earning equipment:
U.S. Car Rental	8,980	8,629	8,629
International Car Rental	3,135	2,047	2,047
Worldwide Equipment Rental	2,520	2,416	2,416
All Other Operations	1,195	1,099	1,101
Total revenue earning equipment, net	15,829	14,191	14,193
Total assets	26,169	24,423	24,588
Total debt	17,310	16,309	16,309
Net Fleet debt (a)	9,429	9,034	9,034
Net Corporate debt (a) (b)	6,624	6,003	5,992
Total equity	2,666	2,567	2,771

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule V.

(b)         Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt

1

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Six Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported

Cash provided by (used in):
Operating activities	$1,402	$1,444	$1,448	$1,459
Investing activities	(2,248)	(3,273)	(3,267)	(3,264)
Financing activities	977	1,764	1,763	1,763
Effect of exchange rate changes	(2)	(9)	(8)	(8)
Net change in cash and cash equivalents	$129	$(74)	$(64)	$(50)

Fleet growth (a)	$(592)	$(545)	NR	$(543)
Free cash flow (a)	$(689)	$(408)	$(397)	$(404)

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and IV.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended June 30,		Three Months Ended June 30,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	35,850	34,178	34,178
Total RPD (a)	$46.19	$46.11	$46.78
Average fleet	502,500	499,000	498,800
Fleet efficiency(a)	79%	79%	NR
Net depreciation per unit per month(a)	$259	$216	NR
Program cars as a percentage of total average fleet	16%	3%	NR
Adjusted pre-tax income (in millions) (a)	$184	$289	NR
International Car Rental
Transaction days (in thousands)	12,096	11,261	11,261
Total RPD (a)(b)	$52.58	$53.73	$54.05
Average Fleet	172,300	163,500	163,500
Fleet efficiency(a)	77%	76%	NR
Net depreciation per unit per month(a)	$240	$273	NR
Program cars as a percentage of total average fleet	42%	38%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$57	$35	NR
Worldwide Equipment Rental
Dollar utilization	35%	37%	NR
Time utilization	63%	64%	NR
Rental and rental related revenue (in millions) (a)(b)	$356	$343	$351
Same store revenue growth, including growth initiatives (a)(b)	4%	11%	11%
Adjusted pre-tax income (in millions) (a)	$67	$73	NR
All Other Operations
Average fleet — Donlen	177,800	168,000	168,000
Adjusted pre-tax income (in millions) (a)	$15	$14	NR

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules II and V.

(b)     Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

2

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule I

CONDENSED STATEMENT OF OPERATIONS BY SEGMENT

Unaudited

	Three Months Ended June 30, 2014						Three Months Ended June 30, 2013 As Restated						Three Months Ended June 30,
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	2013 As Revised	2013 As Reported
Total revenues:	$1,663	$641	$384	$142	$—	$2,830	$1,602	$595	$381	$130	$—	$2,708	$2,709	$2,715
Expenses:
Direct operating	990	394	210	6	(6)	1,594	865	347	204	6	(5)	1,417	1,414	1,406
Depreciation of revenue earning equipment and lease charges	391	125	79	113	—	708	323	132	73	104	—	632	628	641
Selling, general and administrative	93	63	35	8	65	264	113	69	32	8	65	287	280	275
Interest expense, net	44	25	12	3	80	164	45	28	12	2	95	182	182	182
Other (income) expense, net	(22)	3	(1)	—	(1)	(21)	(1)	—	(2)	(1)	2	(2)	(1)	(1)
Total expenses	1,496	610	335	130	138	2,709	1,345	576	319	119	157	2,516	2,503	2,503
Income (loss) before income taxes	$167	$31	$49	$11	$(138)	121	$257	$19	$62	$11	$(157)	$192	$206	$212
(Provision) benefit for taxes on income						(49)						(81)	(85)	(91)
Net income (loss)						$72						$111	$121	$121

3

Supplemental Schedule II

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES

TO EBITDA, CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME BY SEGMENT

Unaudited

	Three Months Ended June 30, 2014						Three Months Ended June 30, 2013 As Restated						Three Months Ended June 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$167	$32	$49	$11	$(138)	$121	$257	$19	$62	$11	$(157)	$192	$212
Depreciation and amortization	447	135	97	116	4	799	374	140	91	107	3	715	722
Interest, net of interest income	44	25	12	3	80	164	45	28	12	2	95	182	182
EBITDA	$658	$192	$158	$130	$(54)	$1,084	$676	$187	$165	$120	$(59)	$1,089	$1,116
Car rental fleet depreciation	(391)	(124)	—	(114)	(1)	(630)	(323)	(132)	—	(104)	—	(559)	(568)
Car rental fleet interest	(45)	(22)	—	(3)	—	(70)	(45)	(26)	—	(2)	1	(72)	(73)
Car rental fleet debt - related charges	1	5	—	1	1	8	1	4	—	—	—	5	5
Non-cash stock-based employee compensation charges	—	—	—	—	5	5	—	—	—	—	11	11	12
Restructuring and restructuring related charges	4	14	2	—	11	31	12	10	1	—	3	26	26
Acquisition related costs and charges	—	—	—	—	2	2	—	—	—	—	8	8	9
Integration expenses	—	—	—	—	3	3	(1)	—	—	—	10	9	9
Equipment Rental spin-off costs	—	—	6	—	6	12	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	3	3	—	—	—	—	1	1	—
Premiums paid on debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	1	1	—	—	—	—	—	—	—
Impairment charges and asset write-downs	10	—	—	—	—	10	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	(16)	3	—	—	—	(13)	1	—	(1)	(1)	7	6	5
Corporate EBITDA	$221	$68	$166	$14	$(23)	$446	$321	$43	$165	$13	$(18)	$524	$541
Non-fleet depreciation and amortization	(56)	(11)	(97)	(2)	(3)	(169)	(51)	(8)	(91)	(3)	(3)	(156)	(154)
Non-fleet interest, net of interest income	1	(3)	(12)	—	(80)	(94)	—	(2)	(12)	—	(96)	(110)	(109)
Non-fleet debt - related charges	1	—	1	—	3	5	1	—	1	—	12	14	15
Non-cash stock-based employee compensation charges	—	—	—	—	(5)	(5)	—	—	—	—	(11)	(11)	(12)
Acquisition accounting	17	3	9	3	1	33	18	2	10	4	1	35	33
Adjusted Pre-Tax Income (Loss)	$184	$57	$67	$15	$(107)	$216	$289	$35	$73	$14	$(115)	$296	$314

4

Supplemental Schedule III

HERTZ GLOBAL HOLDINGS, INC.

FREE CASH FLOW

Unaudited

	Six Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income before income taxes	$58	$252	$280	$284
Depreciation and amortization, non-fleet	180	167	163	163
Amortization of debt discount and related charges	25	37	37	37
Cash paid for income taxes	(33)	(43)	(43)	(43)
Changes in assets and liabilities, net of effects of acquisitions, and other	(221)	(155)	(163)	(177)
Net cash provided by operating activities excluding depreciation of revenue earning equipment	9	258	274	264
U.S. car rental fleet growth (a)	(321)	(561)	NR	NR
International car rental fleet growth (a)	(209)	150	NR	NR
Equipment rental fleet growth (a)	(50)	(136)	NR	NR
All other operations rental fleet growth (a)	(12)	2	NR	NR
Property and equipment expenditures, net of disposals	(106)	(121)	(125)	(125)
Net investment activity	(698)	(666)	(671)	(668)
Free cash flow	$(689)	$(408)	$(397)	$(404)

(a)           Historically, fleet growth has not been reported on a segment basis.

5

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule IV

FLEET GROWTH

Unaudited

	Six Months Ended June 30, 2014					Six Months Ended June 30, 2013 As Restated					Six Months Ended June 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH

Revenue earning equipment expenditures	$(3,260)	$(1,673)	$(296)	$(767)	$(5,996)	$(4,463)	$(1,472)	$(365)	$(513)	$(6,813)	$(6,826)
Proceeds from disposal of revenue earning equipment	2,114	1,059	89	455	3,717	2,396	993	82	266	3,737	3,743
Net revenue earning equipment capital expenditures	(1,146)	(614)	(207)	(312)	(2,279)	(2,067)	(479)	(283)	(247)	(3,076)	(3,083)
Depreciation of revenue earning equipment	813	199	157	224	1,393	607	223	147	209	1,186	1,195
Financing activity related to car rental fleet:
Borrowings	619	720	—	420	1,759	2,470	918	—	47	3,435	NR
Payments	(731)	(491)	—	(350)	(1,572)	(1,741)	(487)	—	(2)	(2,230)	NR
Restricted cash changes	124	(23)	—	6	107	170	(25)	—	(5)	140	NR
Net financing activity related to car rental fleet	12	206	—	76	294	899	406	—	40	1,345	1,345
Fleet growth	$(321)	$(209)	$(50)	$(12)	$(592)	$(561)	$150	$(136)	$2	$(545)	$(543)

6

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule V

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS

Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of June 30, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total
Debt	$10,100	$7,210	$17,310	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	540	540	—	411	411	—	423	423
Restricted cash	671	46	717	772	89	861	772	88	860
Net debt	$9,429	$6,624	$16,053	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended June 30,
(In millions)	2014	2013 As Restated	2013 As Reported

Equipment rental segment revenues	$384	$381	$384
Equipment sales and other revenue	(29)	(36)	(35)
Rental and rental related revenue at actual rates	355	345	349
Foreign currency adjustment (a)	1	(2)	2
Rental and rental related revenue	$356	$343	$351

(a) Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

7

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)

Unaudited

TOTAL RPD, FLEET EFFICIENCY AND NET DEPRECIATION PER UNIT PER MONTH

	U.S. Car Rental
	Three Months Ended June 30,
(In millions, except as noted)	2014	2013 As Restated
Revenues	$1,663	$1,602
Advantage sublease revenue	—	(22)
Ancillary retail car sales revenue	(7)	(4)
Total rental revenue	$1,656	$1,576
Transaction days (in thousands)	35,850	34,178
Total RPD (in whole dollars)	$46.19	$46.11

Transaction days (in thousands)	35,850	34,178
Average Fleet	502,500	499,000
Advantage sublease vehicles	(4,400)	(24,000)
Hertz 24/7 vehicles	(1,000)	(1,000)

Average Fleet used to calculate fleet efficiency	497,100	474,000
Number of days in period	91	91

Average fleet multiplied by number of dates in period (in thousands)	45,236	43,134
Fleet efficiency	79%	79%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$391	$323
Average fleet	502,500	499,000
Depreciation of revenue earning equipment and lease charges, net divided by average fleet	$778	$647
Number of months in period	3	3
Net depreciation per unit per month	$259	$216

	International Car Rental
	Three Months Ended June 30,
(in millions, except as noted)	2014	2013 As Restated

Revenues	$641	$595
Foreign currency adjustment (a)	(5)	10
Total rental revenue	$636	$605
Transaction days (in thousands)	12,096	11,261
Total RPD (in whole dollars)	$52.58	$53.73

Transaction days (in thousands)	12,096	11,261
Average Fleet	172,300	163,500
Number of days in period	91	91
Average fleet multiplied by number of days in period	15,679	14,879
Fleet efficiency	77%	76%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$125	$132
Foreign currency adjustment (in millions)(a)	(1)	2
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$124	$134
Average fleet	172,300	163,500
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$720	$820
Number of months in period	3	3
Net depreciation per unit per month	$240	$273

All Car Rental
Three Months Ended June 30,
(In millions, except as noted)	2013 As Reported
Revenues	$2,330
Non-rental revenue	(134)
Foreign currency adjustment	12
Total rental revenue	$2,208
Transaction days (in thousands)	45,439
Total RPD (in whole dollars)	$48.58

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

8

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported

Total revenues	$3,121	$3,075	$3,070	$3,070
Expenses:
Direct operating	1,702	1,547	1,540	1,525
Depreciation of revenue earning equipment and lease charges	746	672	675	677
Selling, general and administrative	303	282	272	278
Interest expense, net	164	179	179	179
Other income, net	3	83	83	83
Total expenses	2,918	2,763	2,749	2,742
Income (loss) before income taxes	203	312	321	328
(Provision) benefit for taxes on income (loss)	(54)	(110)	(111)	(113)
Net income (loss)	$149	$202	$210	$215
Weighted average number of shares outstanding:
Basic	459	425	425	425
Diluted	464	465	465	465
Earnings per share:
Basic	$0.32	$0.48	$0.49	$0.51
Diluted	$0.32	$0.44	$0.46	$0.47

Interest expense — Fleet	74	84	NR	84
Interest expense, net — Corporate	90	95	NR	95
Corporate EBITDA (a)	553	731	NR	741
Adjusted pre-tax Income (loss) (a)	322	507	NR	520

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule II.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of September 30, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$629	$411	$423
Restricted cash	748	861	860
Revenue earning equipment:
U.S. Car Rental	8,312	8,629	8,629
International Car Rental	2,806	2,047	2,047
Worldwide Equipment Rental	2,534	2,416	2,416
All Other Operations	1,200	1,099	1,101
Total revenue earning equipment, net	14,852	14,191	14,193
Total assets	25,474	24,423	24,588
Total debt	16,986	16,309	16,309
Net Fleet debt (a)	9,529	9,034	9,034
Net Corporate debt (a) (b)	6,080	6,003	5,992
Total equity	2,779	2,567	2,771

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule V.

(b)         Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt

1

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Nine Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported

Cash provided by (used in):
Operating activities	$2,729	$2,812	$2,837	$2,852
Investing activities	(3,283)	(4,046)	(4,034)	(4,035)
Financing activities	790	1,201	1,201	1,201
Effect of exchange rate changes	(18)	(2)	(2)	(2)
Net change in cash and cash equivalents	$218	$(35)	$2	$16

Fleet growth (a)	$(381)	$(798)	NR	$(806)
Free cash flow (a)	$64	$(3)	$21	$15

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and IV.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended September 30,		Three Months Ended September 30,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	37,901	36,064	36,064
Total RPD (a)	$46.41	$48.36	$48.33
Average Fleet(a)	515,300	516,800	516,800
Fleet efficiency(a)	80%	80%	NR
Net depreciation per unit per month(a)	$265	$217	NR
Program cars as a percentage of total average fleet	15%	7%	NR
Adjusted pre-tax income (in millions) (a)	$209	$379	$392
International Car Rental
Transaction days (in thousands)	14,695	14,278	14,278
Total RPD (a)(b)	$54.85	$55.12	$55.27
Average Fleet(a)	196,900	188,700	188,700
Fleet efficiency(a)	81%	82%	NR
Net depreciation per unit per month(a)	$245	$274	NR
Program cars as a percentage of total average fleet	40%	36%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$136	$126	$129
Worldwide Equipment Rental
Dollar utilization(a)	37%	38%	NR
Time utilization(a)	66%	67%	NR
Rental and rental related revenue (in millions) (a)(b)	$382	$369	$372
Same store revenue growth, including growth initiatives (a)(b)	6%	7%	7%
Adjusted pre-tax income (in millions) (a)	$78	$89	$88
All Other Operations
Average fleet — Donlen	169,700	170,800	170,800
Adjusted pre-tax income (in millions) (a)	$17	$14	$14

(a)     Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules II and V.

(b)     Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

2

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule I

CONDENSED STATEMENT OF OPERATIONS BY SEGMENT

Unaudited

	Three Months Ended September 30, 2014						Three Months Ended September 30, 2013 As Restated						Three Months Ended September 30,	Three Months Ended September 30,
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	2013 As Revised	2013 As Reported

Total revenues:	$1,768	$795	$413	$145	$—	$3,121	$1,770	$768	$403	$134	$—	$3,075	$3,070	$3,070
Expenses:
Direct operating	1,041	427	221	6	7	1,702	933	411	206	6	(9)	1,547	1,540	1,525
Depreciation of revenue earning equipment and lease charges	409	143	78	116	—	746	337	151	76	108	—	672	675	677
Selling, general and administrative	116	68	47	7	65	303	113	74	33	7	55	282	272	278
Interest expense, net	44	27	12	3	78	164	47	31	13	6	82	179	179	179
Other (income) expense, net	(2)	—	(1)	—	6	3	43	—	(1)	—	41	83	83	83
Total expenses	1,608	665	357	132	156	2,918	1,473	667	327	127	169	2,763	2,749	2,742
Income (loss) before income taxes	$160	$130	$56	$13	$(156)	$203	$297	$101	$76	$7	$(169)	$312	$321	$328
Provision for taxes on income						(54)						(110)	(111)	(113)
Net income (loss)						$149						$202	$210	$215

3

Supplemental Schedule II

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES

TO EBITDA, CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME BY SEGMENT

Unaudited

	Three Months Ended September 30, 2014						Three Months Ended September 30, 2013 As Restated						Three Months Ended September 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$160	$130	$56	$13	$(156)	$203	$297	$101	$76	$7	$(169)	$312	$328
Depreciation and amortization	465	152	97	118	5	837	387	159	94	110	4	754	755
Interest, net of interest income	44	27	12	3	78	164	47	31	13	6	82	179	179
EBITDA	$669	$309	$165	$134	$(73)	$1,204	$731	$291	$183	$123	$(83)	$1,245	$1,262
Car rental fleet depreciation	(409)	(143)	—	(116)	—	(668)	(337)	(151)	—	(108)	—	(596)	(600)
Car rental fleet interest	(45)	(23)	1	(4)	(1)	(72)	(46)	(27)	—	(7)	—	(80)	(80)
Car rental fleet debt - related charges	3	4	—	2	(1)	8	2	3	—	4	—	9	9
Non-cash stock-based employee compensation charges	—	—	—	—	7	7	—	—	—	—	11	11	11
Restructuring and restructuring related charges	29	1	1	—	24	55	8	12	1	—	18	39	39
Acquisition related costs and charges	—	—	—	—	1	1	—	—	—	—	3	3	3
Integration expenses	—	—	—	—	1	1	6	—	—	—	2	8	9
Equipment Rental spin-off costs	—	—	12	—	2	14	—	—	—	—	—	—	—
Relocation costs	—	—	—	—	3	3	4	—	—	—	—	4	4
Premiums paid on debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	28	28	—
Impairment charges and asset write-downs	—	—	—	—	—	—	40	—	—	—	—	40	44
Other extraordinary, unusual or non-recurring items	—	(1)	(1)	—	2	—	4	7	(1)	—	10	20	40
Corporate EBITDA	$247	$147	$178	$16	$(35)	$553	$412	$135	$183	$12	$(11)	$731	$741
Non-fleet depreciation and amortization	(56)	(9)	(97)	(2)	(5)	(169)	(50)	(8)	(94)	(2)	(4)	(158)	(155)
Non-fleet interest, net of interest income	1	(4)	(13)	1	(77)	(92)	(1)	(4)	(13)	1	(82)	(99)	(99)
Non-fleet debt - related charges	—	—	1	—	4	5	—	—	1	(1)	8	8	9
Non-cash stock-based employee compensation charges	—	—	—	—	(7)	(7)	—	—	—	—	(11)	(11)	(11)
Acquisition accounting	17	2	9	2	2	32	18	3	10	4	—	35	35
Other accounting	—	—	—	—	—	—	—	—	1	—	—	1	—
Adjusted Pre-Tax Income (Loss)	$209	$136	$78	$17	$(118)	$322	$379	$126	$88	$14	$(100)	$507	$520

4

Supplemental Schedule III

HERTZ GLOBAL HOLDINGS, INC.

FREE CASH FLOW

Unaudited

	Nine Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Income before income taxes	$261	$563	$601	$612
Depreciation and amortization, non-fleet	272	249	241	241
Amortization of debt discount and related charges	35	54	54	54
Cash paid for income taxes	(47)	(56)	(56)	(56)
Changes in assets and liabilities, net of effects of acquisitions, and other	89	169	172	154
Net cash provided by operating activities excluding depreciation of revenue earning equipment	610	979	1,012	1,005
U.S. car rental fleet growth (a)	134	(489)	NR	NR
International car rental fleet growth (a)	(401)	(49)	NR	NR
Equipment rental fleet growth (a)	(105)	(258)	NR	NR
All other operations rental fleet growth (a)	(9)	(2)	NR	NR
Property and equipment expenditures, net of disposals	(165)	(184)	(184)	(184)
Net investment activity	(546)	(982)	(991)	(990)
Free cash flow	$64	$(3)	$21	$15

(a)         Historically, fleet growth has not been reported on a segment basis.

5

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.

FLEET GROWTH

Unaudited

	Nine Months Ended September 30, 2014					Nine Months Ended September 30, 2013 As Restated					Nine Months Ended September 30, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH

Revenue earning equipment expenditures	$(4,128)	$(2,694)	$(470)	$(1,150)	$(8,442)	$(5,412)	$(2,574)	$(582)	$(750)	$(9,318)	$(9,677)
Proceeds from disposal of revenue earning equipment	3,019	1,456	130	711	5,316	3,506	1,654	101	401	5,662	5,669
Net revenue earning equipment capital expenditures	(1,109)	(1,238)	(340)	(439)	(3,126)	(1,906)	(920)	(481)	(349)	(3,656)	(4,008)
Depreciation of revenue earning equipment	1,222	321	235	340	2,118	943	350	223	316	1,832	1,847
Financing activity related to car rental fleet:
Borrowings	1,021	1,287	—	438	2,746	2,694	1,234	—	993	4,921	NR
Payments	(1,085)	(745)	—	(350)	(2,180)	(2,303)	(682)	—	(947)	(3,932)	NR
Restricted cash changes	85	(26)	—	2	61	83	(31)	—	(15)	37	NR
Net financing activity related to car rental fleet	21	516	—	90	627	474	521	—	31	1,026	1,354
Fleet growth	$134	$(401)	$(105)	$(9)	$(381)	$(489)	$(49)	$(258)	$(2)	$(798)	$(806)

6

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS

Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of September 30, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total

Debt	$10,237	$6,749	$16,986	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	629	629	—	411	411	—	423	423
Restricted cash	708	40	748	772	89	861	772	88	860
Net debt	$9,529	$6,080	$15,609	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions)	2014	2013 As Restated	2013 As Reported

Equipment rental segment revenues	$413	$403	$402
Equipment sales and other revenue	(33)	(33)	(33)
Rental and rental related revenue at actual rates	380	370	369
Foreign currency adjustment (a)	2	(1)	3
Rental and rental related revenue	$382	$369	$372

(a) Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

7

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)

Unaudited

TOTAL RPD, FLEET EFFICIENCY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental

	Three Months Ended September 30,		Three Months Ended September 30,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported

Car rental segment revenues	$1,768	$1,770	$1,766
Advantage sublease revenue	—	(22)	(23)
Ancillary retail car sales revenue	(9)	(4)	—
Total rental revenue	$1,759	$1,744	$1,743
Transaction days (in thousands)	37,901	36,064	36,064
Total RPD (in whole dollars)	$46.41	$48.36	$48.33

Transaction days (in thousands)	37,901	36,064
Average Fleet	515,300	516,800
Advantage sublease vehicles	(1,000)	(23,000)
Hertz 24/7 vehicles	(1,000)	(2,000)
Average Fleet used to calculate fleet efficiency	513,300	491,800
Number of days in period	92	92
Average fleet multiplied by number of dates in period (in thousands)	$47,224	$45,246
Fleet efficiency	80%	80%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$409	$337
Average fleet	515,300	516,800
Depreciation of revenue earning equipment and lease charges, net divided by average fleet	$794	$652
Number of months in period	3	3
Net depreciation per unit per month	$265	$217

International Car Rental

	Three Months Ended September 30,		Three Months Ended September 30,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported

Car rental segment revenues	$795	$768	$768
Foreign currency adjustment (a)	11	19	21
Total rental revenue	$806	$787	$789
Transaction days (in thousands)	14,695	14,278	14,278
Total RPD (in whole dollars)	$54.85	$55.12	$55.27

Transaction days (in thousands)	14,695	14,278
Average Fleet	196,900	188,700
Number of days in period	92	92
Average fleet multiplied by number of days in period	18,115	17,360
Fleet efficiency	81%	82%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$143	$151
Foreign currency adjustment (in millions) (a)	2	4
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$145	$155
Average fleet	196,900	188,700
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$736	$821
Number of months in period	3	3
Net depreciation per unit per month	$245	$274

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

8

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Three Months Ended December 31,		Three Months Ended December 31,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised	2013 As Reported
Total revenues	$2,559	$2,555	$2,556	$2,556
Expenses:
Direct operating	1,575	1,449	1,439	1,439
Depreciation of revenue earning equipment and lease charges	853	641	643	643
Selling, general and administrative	245	234	222	222
Interest expense, net	164	171	169	169
Other income, net	6	21	21	21
Total expenses	2,843	2,516	2,494	2,494
Income (loss) before income taxes	(284)	39	62	62
(Provision) benefit for taxes on income (loss)	50	(57)	(63)	(63)
Net income (loss)	$(234)	$(18)	$(1)	$(1)
Weighted average number of shares outstanding:
Basic	459	447	447	447
Diluted	459	447	464	464
Earnings per share:
Basic	$(0.51)	$(0.04)	$—	$—
Diluted	$(0.51)	$(0.04)	$—	$—

Interest expense — Fleet	72	80	NR	80
Interest expense, net — Corporate	92	91	NR	89
Corporate EBITDA (a)	76	388	NR	406
Adjusted pre-tax Income (loss) (a)	(161)	157	NR	186

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule II.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of December 31, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$490	$411	$423
Restricted cash	571	861	860
Revenue earning equipment:
U.S. Car Rental	8,070	8,629	8,629
International Car Rental	1,904	2,047	2,047
Worldwide Equipment Rental	2,442	2,416	2,416
All Other Operations	1,237	1,099	1,101
Total revenue earning equipment, net	13,653	14,191	14,193
Total assets	23,985	24,423	24,588
Total debt	15,993	16,309	16,309
Net Fleet debt (a)	9,047	9,034	9,034
Net Corporate debt (a) (b)	5,885	6,003	5,992
Total equity	2,464	2,567	2,771

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule V.

(b)         Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt.

1

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Revised

Cash provided by (used in):
Operating activities	$3,452	$3,593	$3,590
Investing activities	(3,183)	(3,850)	(3,839)
Financing activities	(159)	127	127
Effect of exchange rate changes	(31)	—	—
Net change in cash and cash equivalents	$79	$(130)	$(122)

Fleet growth (a)	$104	$(449)	$(455)
Free cash flow (a)	$321	$446	$449

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and IV.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Three Months Ended December 31,		Three Months Ended December 31,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	33,595	32,875	32,875
Total RPD (a)	$43.85	$44.75	$44.91
Average fleet	486,900	490,200	490,200
Fleet efficiency(a)	75%	76%	NR
Net depreciation per unit per month(a)	$365	$229	NR
Program cars as a percentage of total average fleet at period end	21%	9%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$(126)	$132	$170
International Car Rental
Transaction days (in thousands)	10,734	10,473	10,473
Total RPD (a)(b)	$51.70	$51.85	$52.49
Average Fleet	156,700	155,700	155,700
Fleet efficiency(a)	74%	73%	NR
Net depreciation per unit per month(a)	$225	$225	NR
Program cars as a percentage of total average fleet at period end	30%	24%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$(12)	$21	$15
Worldwide Equipment Rental
Dollar utilization(a)	38%	38%	NR
Time utilization(a)	67%	66%	NR
Rental and rental related revenue (in millions) (a)(b)	$394	$366	$371
Same store revenue growth, including growth initiatives (a)(b)	5%	5%	5%
Adjusted pre-tax income (loss) (in millions) (a)	$60	$93	$85
All Other Operations
Average fleet — Donlen	166,800	173,800	173,800
Adjusted pre-tax income (loss) (in millions) (a)	$15	$16	$15

(a)         Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules II and V.

(b)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

2

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule I
CONDENSED STATEMENT OF OPERATIONS BY SEGMENT
Unaudited

	Three Months Ended December 31, 2014						Three Months Ended December 31, 2013 As Restated						Three Months Ended December 31, 2013
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	As Revised Consolidated HGH	As Reported Consolidated HGH
Total revenues:	$1,482	$518	$416	$143	$—	$2,559	$1,475	$544	$401	$135	$—	$2,555	$2,556	$2,556
Expenses:
Direct operating	982	342	232	6	13	1,575	888	337	214	6	4	1,449	1,439	1,439
Depreciation of revenue earning equipment and lease charges	533	112	94	114	—	853	337	119	76	109	—	641	643	643
Selling, general and administrative	71	62	47	7	58	245	101	60	33	6	34	234	222	222
Interest expense, net	47	22	15	3	77	164	49	28	9	3	82	171	169	169
Other (income) expense, net	13	2	(2)	1	(8)	6	(12)	29	(1)	2	3	21	21	21
Total expenses	1,646	540	386	131	140	2,843	1,363	573	331	126	123	2,516	2,494	2,494
Income (loss)before income taxes	$(164)	$(22)	$30	$12	$(140)	$(284)	$112	$(29)	$70	$9	$(123)	$39	$62	$62
Provision for taxes on income						50						(57)	(63)	(63)
Net income (loss)						$(234)						$(18)	$(1)	$(1)

3

Supplemental Schedule II
HERTZ GLOBAL HOLDINGS, INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES
TO EBITDA, CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME BY SEGMENT
Unaudited

	Three Months Ended December 31, 2014						Three Months Ended December 31, 2013 As Restated						Three Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$(164)	$(22)	$30	$12	$(140)	$(284)	$112	$(29)	$70	$9	$(123)	$39	$62
Depreciation and amortization	588	122	113	117	7	947	392	131	94	111	3	731	729
Interest, net of interest income	47	22	15	3	77	164	49	28	9	3	82	171	169
EBITDA	$471	$122	$158	$132	$(56)	$827	$553	$130	$173	$123	$(38)	$941	$960
Car rental fleet depreciation	(533)	(111)	—	(115)	—	(759)	(337)	(119)	—	(109)	—	(565)	(567)
Car rental fleet interest	(49)	(20)	—	(3)	—	(72)	(51)	(25)	—	(3)	—	(79)	(79)
Car rental fleet debt - related charges (a)	5	3	—	1	—	9	8	4	—	1	—	13	13
Non-cash stock-based employee compensation charges (b)	—	4	—	—	(14)	(10)	—	4	—	—	2	6	4
Restructuring and restructuring related charges (c)	12	3	—	—	24	39	5	9	8	—	4	26	27
Acquisition related costs and charges (d)	—	—	—	—	—	—	—	—	—	—	5	5	5
Integration expenses (d)	—	—	—	—	1	1	9	—	—	—	5	14	11
Equipment Rental spin-off costs (e)	—	—	11	—	1	12	—	—	—	—	—	—	—
Relocation costs (f)	—	—	—	—	2	2	(1)	—	—	—	3	2	3
Premiums paid on debt (g)	—	—	—	—	—	—	—	29	—	—	—	29	29
Loss on extinguishment of debt (h)	—	—	—	—	—	—	—	—	—	—	7	7	—
Impairment charges and asset write-downs (i)	—	—	10	—	14	24	—	—	—	—	—	—	—
Other extraordinary, unusual or non-recurring items	—	1	(1)	—	3	3	(13)	5	—	2	(5)	(11)	—
Corporate EBITDA	$(94)	$2	$178	$15	$(25)	$76	$173	$37	$181	$14	$(17)	$388	$406
Non-fleet depreciation and amortization	(55)	(11)	(113)	(2)	(7)	(188)	(55)	(12)	(94)	(2)	(3)	(166)	(162)
Non-fleet interest, net of interest income	2	(2)	(15)	—	(77)	(92)	2	(3)	(9)	—	(82)	(92)	(90)
Non-fleet debt - related charges (a)	1	—	1	—	3	5	—	—	2	1	(1)	2	1
Non-cash stock-based employee compensation charges	—	(4)	—	—	14	10	—	(4)	—	—	(2)	(6)	(4)
Acquisition accounting (j)	20	3	9	2	—	34	12	3	10	3	—	28	33
Other	—	—	—	—	(6)	(6)	—	—	3	—	—	3	2
Adjusted Pre-Tax Income (Loss)	$(126)	$(12)	$60	$15	$(98)	$(161)	$132	$21	$93	$16	$(105)	$157	$186

4

Supplemental Schedule III

HERTZ GLOBAL HOLDINGS, INC.

FREE CASH FLOW

Unaudited

	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
(In millions)	2014	2013 As Restated	2013 As Revised
Income before income taxes	$(23)	$603	$663
Depreciation and amortization, non-fleet assets	366	339	206
Amortization of debt discount and related charges	46	68	190
Cash paid for income taxes	(64)	(71)	(71)
Changes in assets and liabilities, net of effects of acquisitions, and other	173	202	157
Net cash provided by operating activities excluding depreciation of revenue earning equipment	498	1,141	1,145
U.S. car rental fleet growth (a)	260	(500)	(511)
International car rental fleet growth (a)	(61)	243	247
Equipment rental fleet growth (a)	(103)	(235)	(234)
All other operations rental fleet growth (a)	8	43	43
Property and equipment expenditures, net of disposals	(281)	(246)	(241)
Net investment activity	(177)	(695)	(696)
Free cash flow	$321	$446	$449

(a)  Historically, fleet growth has not been reported on a segment basis.

5

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.

FLEET GROWTH

Unaudited

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013 As Restated					Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH

Revenue earning equipment expenditures	$(5,965)	$(3,103)	$(615)	$(1,606)	$(11,289)	$(6,015)	$(2,593)	$(672)	$(1,009)	$(10,289)	$(10,298)
Proceeds from disposal of revenue earning equipment	4,507	2,510	182	1,010	8,209	4,320	2,242	138	556	7,256	7,264
Net revenue earning equipment capital expenditures	(1,458)	(593)	(433)	(596)	(3,080)	(1,695)	(351)	(534)	(453)	(3,033)	(3,034)
Depreciation of revenue earning equipment	1,758	412	330	455	2,955	1,279	447	299	425	2,450	2,445
Financing activity related to car rental fleet:
Borrowings	2,702	1,181	—	511	4,394	5,600	2,019	—	1,531	9,150	NR
Payments	(3,012)	(1,051)	—	(350)	(4,413)	(5,432)	(1,884)	—	(1,444)	(8,760)	NR
Restricted cash changes	270	(10)	—	(12)	248	(252)	12	—	(16)	(256)	NR
Net financing activity related to car rental fleet	(40)	120	—	149	229	(84)	147	—	71	134	134
Fleet growth	$260	$(61)	$(103)	$8	$104	$(500)	$243	$(235)	$43	$(449)	$(455)

6

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS

Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of December 31, 2014			As Restated			As Revised
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total

Debt	$9,562	$6,431	$15,993	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	490	490	—	411	411	—	423	423
Restricted cash	515	56	571	772	89	861	772	88	860
Net debt	$9,047	$5,885	$14,932	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Three Months Ended December 31,		Three Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Revised

Equipment rental segment revenues	$416	$401	$401
Equipment sales and other revenue	(28)	(34)	(34)
Rental and rental related revenue at actual rates	388	367	367
Foreign currency adjustment (a)	6	(1)	3
Rental and rental related revenue	$394	$366	$370

(a)        Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

7

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)

Unaudited

TOTAL RPD, FLEET EFFICIENCY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Three Months Ended December 31,		Three Months Ended December 31,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported
Revenues	$1,482	$1,475	$1,476
Advantage sublease revenue	—	—	—
Ancillary retail car sales revenue	(9)	(4)	—
Total rental revenue	$1,473	$1,471	$1,476
Transaction days (in thousands)	33,595	32,875	32,875
Total RPD (in whole dollars)	$43.85	$44.75	$44.91

Transaction days (in thousands)	33,595	32,875
Average Fleet	486,900	490,200
Advantage sublease vehicles	—	(18,000)
Hertz 24/7 vehicles	—	(2,000)
Average Fleet used to calculate fleet efficiency	486,900	470,200
Number of days in period	92	92
Average fleet multiplied by number of days in period (in thousands)	$44,795	$43,258
Fleet efficiency	75%	76%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$533	$337
Average fleet	486,900	490,200
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$1,095	$687
Number of months in period	3	3
Net depreciation per unit per month	$365	$229

International Car Rental

	Three Months Ended December 31,		Three Months Ended December 31,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported
Revenues	$518	$544	$544
Foreign currency adjustment (a)	37	(1)	6
Total rental revenue	$555	$543	$550
Transaction days (in thousands)	10,734	10,473	10,473
Total RPD (in whole dollars)	$51.70	$51.85	$52.49

Transaction days (in thousands)	10,734	10,473
Average Fleet	156,700	155,700
Number of days in period	92	92
Average fleet multiplied by number of days in period	14,416	14,324
Fleet efficiency	74%	73%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$112	$119
Foreign currency adjustment (in millions) (a)	8	—
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$120	$119
Average fleet	156,700	155,700
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$766	$764
Number of months in period	3	3
Net depreciation per unit per month	$255	$255

(a)        Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

8

FINANCIAL INFORMATION AND OPERATING DATA

SELECTED UNAUDITED CONSOLIDATED INCOME STATEMENT DATA

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions, except per share data)	2014	2013 As Restated	2013 As Revised
Total revenues	$11,046	$10,775	$10,772
Expenses:
Direct operating	6,314	5,777	5,752
Depreciation of revenue earning equipment and lease charges	3,034	2,533	2,526
Selling, general and administrative	1,088	1,053	1,022
Interest expense, net	648	707	704
Other income, net	(15)	102	105
Total expenses	11,069	10,172	10,109
Income (loss) before income taxes	(23)	603	663
(Provision) benefit for taxes on income (loss)	(59)	(301)	(317)
Net income (loss)	$(82)	$302	$346
Weighted average number of shares outstanding:
Basic	454	422	422
Diluted	454	464	464
Earnings per share:
Basic	$(0.18)	$0.72	$0.82
Diluted	$(0.18)	$0.67	$0.76

Interest expense — Fleet	$279	$314	$312
Interest expense, net — Corporate	369	393	392
Corporate EBITDA (a)	1,331	2,001	2,044
Adjusted pre-tax Income (loss) (a)	403	1,096	1,154

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule II.

SELECTED UNAUDITED CONSOLIDATED BALANCE SHEET DATA

(In millions)	As of December 31, 2014	As of December 31, 2013 As Restated	As of December 31, 2013 As Revised
Cash and cash equivalents	$490	$411	$423
Restricted cash	571	861	860
Revenue earning equipment:
U.S. Car Rental	8,070	8,629	8,629
International Car Rental	1,904	2,047	2,047
Worldwide Equipment Rental	2,442	2,416	2,416
All Other Operations	1,237	1,099	1,101
Total revenue earning equipment, net	13,653	14,191	14,193
Total assets	23,985	24,423	24,588
Total debt	15,993	16,309	16,309
Net Fleet debt (a)	9,047	9,034	9,034
Net Corporate debt (a) (b)	5,885	6,003	5,992
Total equity	2,464	2,567	2,771

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in Supplemental Schedule V.

(b)        Fleet related to Hertz Equipment Rental Corporation is funded via Net Corporate Debt.

SELECTED UNAUDITED CONSOLIDATED CASH FLOW DATA

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Reported

Cash provided by (used in):
Operating activities	$3,452	$3,593	$3,590
Investing activities	(3,183)	(3,850)	(3,839)
Financing activities	(159)	127	127
Effect of exchange rate changes	(31)	—	—
Net change in cash and cash equivalents	$79	$(130)	$(122)

Fleet growth (a)	$104	$(449)	$(455)
Free cash flow (a)	$321	$446	$449

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules III and IV.

SELECTED UNAUDITED OPERATING DATA BY SEGMENT

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013 As Restated	2013 As Reported
U.S. Car Rental
Transaction days (in thousands)	139,752	133,181	133,181
Total RPD (a)	$46.07	$46.94	$47.00
Average fleet	499,100	490,000	490,000
Fleet efficiency(a)	77%	78%	NR
Net depreciation per unit per month(a)	$294	$218	NR
Program cars as a percentage of total average fleet at period end	21%	9%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$387	$1,033	$1,091
International Car Rental
Transaction days (in thousands)	46,917	45,019	45,019
Total RPD (a)(b)	$52.86	$53.31	$53.81
Average Fleet	166,900	161,300	161,300
Fleet efficiency(a)	77%	76%	NR
Net depreciation per unit per month(a)	$250	$275	NR
Program cars as a percentage of total average fleet at period end	30%	24%	NR
Adjusted pre-tax income (loss) (in millions) (a)	$144	$134	$141
Worldwide Equipment Rental
Dollar utilization(a)	36%	37%	NR
Time utilization(a)	64%	65%	NR
Rental and rental related revenue (in millions) (a)(b)	$1,468	$1,400	$1,415
Same store revenue growth, including growth initiatives (b)	5%	10%	10%
Adjusted pre-tax income (loss) (in millions) (a)	$258	$301	$292
All Other Operations
Average fleet — Donlen	172,800	169,600	169,600
Adjusted pre-tax income (loss) (in millions) (a)	$62	$58	$57

(a)        Represents a non-GAAP measure, see the accompanying reconciliations included in the Supplemental Schedules II and V.

(b)        Based on December 31, 2013 foreign exchange rates for the periods shown.

SUPPLEMENTAL SCHEDULES AND DEFINITIONS

The following Supplemental Schedules and definitions are provided to present segment results and reconciliations of non-GAAP measures to their most comparable GAAP measure. Following the Supplemental Schedules we provide definitions for terminology used throughout these schedules.

HERTZ GLOBAL HOLDINGS, INC.	Supplemental Schedule I

CONDENSED STATEMENT OF OPERATIONS BY SEGMENT

Unaudited

	Twelve Months Ended December 31, 2014						Twelve Months Ended December 31, 2013 As Restated						Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Total revenues:	$6,471	$2,436	$1,571	$568	$—	$11,046	$6,331	$2,378	$1,539	$527	$—	$10,775	$10,772
Expenses:
Direct operating	3,921	1,491	863	24	15	6,314	3,531	1,407	826	24	(11)	5,777	5,752
Depreciation of revenue earning equipment and lease charges	1,758	492	329	455	—	3,034	1,281	528	299	425	—	2,533	2,526
Selling, general and administrative	380	259	161	30	258	1,088	429	267	131	27	199	1,053	1,022
Interest expense, net	172	95	53	12	316	648	187	113	46	14	347	707	704
Other (income) expense, net	(18)	4	(5)	1	3	(15)	31	29	(4)	1	45	102	105
Total expenses	6,213	2,341	1,401	522	592	11,069	5,459	2,344	1,298	491	580	10,172	10,109
Income (loss)before income taxes	$258	$95	$170	$46	$(592)	$(23)	$872	$34	$241	$36	$(580)	$603	$663
Provision for taxes on income						(59)						(301)	(317)
Net income (loss)						$(82)						$302	$346

Supplemental Schedule II

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES

TO EBITDA, CORPORATE EBITDA AND ADJUSTED PRE-TAX INCOME BY SEGMENT

Unaudited

	Twelve Months Ended December 31, 2014						Twelve Months Ended December 31, 2013 As Restated						Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Corporate	Consolidated HGH	Consolidated HGH
Income (loss) before income taxes	$258	$95	$170	$46	$(592)	$(23)	$872	$34	$241	$36	$(580)	$603	$663
Depreciation and amortization	1,976	533	404	465	22	3,400	1,489	564	373	436	10	2,872	2,853
Interest, net of interest income	172	95	53	12	316	648	187	113	46	14	347	707	704
EBITDA	$2,406	$723	$627	$523	$(254)	$4,025	$2,548	$711	$660	$486	$(223)	$4,182	$4,220
Car rental fleet depreciation	(1,758)	(492)	—	(455)	—	(2,705)	(1,281)	(528)	—	(425)	—	(2,234)	(2,227)
Car rental fleet interest	(178)	(85)	—	(14)	—	(277)	(186)	(102)	—	(14)	—	(302)	(302)
Car rental fleet debt - related charges (a)	10	15	—	6	—	31	13	14	—	6	(1)	32	32
Non-cash stock-based employee compensation charges (b)	—	4	—	—	6	10	—	4	—	—	31	35	35
Restructuring and restructuring related charges (c)	55	25	7	—	78	165	26	35	10	—	28	99	99
Acquisition related costs and charges (d)	—	—	—	—	10	10	—	—	—	—	19	19	19
Integration expenses (d)	1	—	—	—	8	9	21	—	—	—	22	43	40
Equipment Rental spin-off costs (e)	—	—	28	—	11	39	—	—	—	—	—	—	—
Relocation costs (f)	—	—	—	—	9	9	—	—	—	—	7	7	8
Premiums paid on debt (g)	—	—	—	—	—	—	—	29	—	—	—	29	29
Loss on extinguishment of debt (h)	—	—	—	—	1	1	—	—	—	—	35	35	—
Impairment charges and asset write-downs (i)	10	—	10	—	14	34	40	—	—	—	—	40	44
Other extraordinary, unusual or non-recurring items (j)	(21)	(2)	—	—	3	(20)	(5)	12	—	1	8	16	47
Corporate EBITDA	$525	$188	$672	$60	$(114)	$1,331	$1,176	$175	$670	$54	$(74)	$2,001	$2,044
Non-fleet depreciation and amortization	(218)	(41)	(404)	(10)	(22)	(695)	(208)	(36)	(373)	(11)	(10)	(638)	(626)
Non-fleet interest, net of interest income	6	(10)	(53)	2	(316)	(371)	(1)	(11)	(46)	—	(347)	(405)	(402)
Non-fleet debt - related charges (a)	2	—	5	—	15	22	1	—	5	—	30	36	36
Non-cash stock-based employee compensation charges	—	(4)	—	—	(6)	(10)	—	(4)	—	—	(31)	(35)	(35)
Acquisition accounting (k)	72	11	38	10	1	132	65	10	40	15	2	132	132
Other (l)	—	—	—	—	(6)	(6)	—	—	5	—	—	5	5
Adjusted Pre-Tax Income (Loss)	$387	$144	$258	$62	$(448)	$403	$1,033	$134	$301	$58	$(430)	$1,096	$1,154

(a)             Represents non-cash charges relating to the amortization of deferred debt financing costs and debt discounts.

(b)            For twelve months ended December 31, 2014, excludes $6 million of stock-based compensation forfeitures included in restructuring and restructuring related charges.

(c)             Represents expenses incurred under restructuring actions as defined by U.S. GAAP as well as transition costs incurred in connection with our business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes.  Amount in 2014 also includes consulting costs and legal fees related to the accounting review and investigation, one-time costs to terminate certain marketing and co-branding arrangements, and costs associated with the separation of certain executives during the year.

(d)            Primarily represents Dollar Thrifty integration related expenses.

(e)             Represents expense associated with the anticipated HERC spin-off transaction of which $28 million were incurred by HERC and $11 million were incurred by Corporate in 2014.

(f)              Represents non-recurring costs incurred in connection with the relocation of our corporate headquarters to Estero, Florida that were not included in restructuring expenses.  Such expenses primarily include duplicate facility rent, certain moving expenses, and other costs that are direct and incremental due to the relocation.

(g)             In 2013, represents premiums paid to redeem our 8.50% Former European Fleet Notes.

(h)            In 2013, represents extinguishment of debt for Senior Convertible Notes.

(i)              For 2014, primarily comprised of impairments related to our former corporate headquarters building in New Jersey and HERC revenue earning equipment held for sale. Additionally, 2014 includes write-downs of assets associated with a terminated business relationship. In 2013, primarily related to a change in the carrying value of the vehicles subleased to FSNA and its former subsidiary, Simply Wheelz.

(j)              In 2014, primarily comprised of a $19 million litigation settlement received in relation to a class action lawsuit filed against an original equipment manufacturer.  In 2013, primarily represents cash premiums of $12 million associated with the conversion of the Senior Convertible Notes.

(k)            Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of revalued liabilities relating to acquisition accounting.

(l)              In 2014, represents $6 million of stock-based compensation foreitures included in restructuring and restructuring related charges.  In 2013, represents $5 million of depreciation expense related to HERC.

Supplemental Schedule III

HERTZ GLOBAL HOLDINGS, INC.

FREE CASH FLOW

Unaudited

	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
(In millions)	2014	2013 As Restated	2013 As Revised
Income before income taxes	$(23)	$603	$663
Depreciation and amortization, non-fleet assets	366	339	205
Amortization of debt discount and related charges	46	68	190
Cash paid for income taxes	(64)	(71)	(71)
Changes in assets and liabilities, net of effects of acquisitions, and other	173	202	157
Net cash provided by operating activities excluding depreciation of revenue earning equipment	498	1,141	1,144
U.S. car rental fleet growth (a)	260	(500)	(511)
International car rental fleet growth (a)	(61)	243	247
Equipment rental fleet growth (a)	(103)	(235)	(234)
All other operations rental fleet growth (a)	8	43	43
Property and equipment expenditures, net of disposals	(281)	(246)	(241)
Net investment activity	(177)	(695)	(696)
Free cash flow	$321	$446	$449

(a)         Historically, fleet growth has not been reported on a segment basis.

Supplemental Schedule IV

HERTZ GLOBAL HOLDINGS, INC.

FLEET GROWTH

Unaudited

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013 As Restated					Twelve Months Ended December 31, 2013 As Reported
(In millions)	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	U.S. Car Rental	Int’l Car Rental	Worldwide Equipment Rental	All Other Operations	Consolidated HGH	Consolidated HGH

Revenue earning equipment expenditures	$(5,965)	$(3,103)	$(615)	$(1,606)	$(11,289)	$(6,015)	$(2,593)	$(672)	$(1,009)	$(10,289)	$(10,298)
Proceeds from disposal of revenue earning equipment	4,507	2,510	182	1,010	8,209	4,320	2,242	138	556	7,256	7,264
Net revenue earning equipment capital expenditures	(1,458)	(593)	(433)	(596)	(3,080)	(1,695)	(351)	(534)	(453)	(3,033)	(3,034)
Depreciation of revenue earning equipment	1,758	412	330	455	2,955	1,279	447	299	425	2,450	2,445
Financing activity related to car rental fleet:
Borrowings	2,702	1,181	—	511	4,394	5,600	2,019	—	1,531	9,150	NR
Payments	(3,012)	(1,051)	—	(350)	(4,413)	(5,432)	(1,884)	—	(1,444)	(8,760)	NR
Restricted cash changes	270	(10)	—	(12)	248	(252)	12	—	(16)	(256)	NR
Net financing activity related to car rental fleet	(40)	120	—	149	229	(84)	147	—	71	134	134
Fleet growth	$260	$(61)	$(103)	$8	$104	$(500)	$243	$(235)	$43	$(449)	$(455)

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS

Unaudited

NET CORPORATE DEBT, NET FLEET DEBT AND TOTAL NET DEBT

				As of December 31, 2013			As of December 31, 2013
	As of December 31, 2014			As Restated			As Reported
(In millions)	Fleet	Corporate	Total	Fleet	Corporate	Total	Fleet	Corporate	Total

Debt	$9,562	$6,431	$15,993	$9,806	$6,503	$16,309	$9,806	$6,503	$16,309
Less:
Cash and cash equivalents	—	490	490	—	411	411	—	423	423
Restricted cash	515	56	571	772	89	861	772	88	860
Net debt	$9,047	$5,885	$14,932	$9,034	$6,003	$15,037	$9,034	$5,992	$15,026

WORLDWIDE EQUIPMENT RENTAL AND RENTAL RELATED REVENUE

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions)	2014	2013 As Restated	2013 As Reported

Equipment rental segment revenues	$1,571	$1,539	$1,538
Equipment sales and other revenue	(115)	(132)	(132)
Rental and rental related revenue at actual rates	1,456	1,407	1,406
Foreign currency adjustment (a)	12	(7)	9
Rental and rental related revenue	$1,468	$1,400	$1,415

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

Supplemental Schedule V

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES - DEBT, REVENUE, DEPRECIATION AND KEY METRICS (CONTINUED)

Unaudited

TOTAL RPD, FLEET EFFICIENCY AND NET DEPRECIATION PER UNIT PER MONTH

U.S. Car Rental Segment

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(In millions, except as noted)	2014	2013 As Restated	2013 As Reported
Revenues	$6,471	$6,331	$6,324
Advantage sublease revenue	—	(65)	(65)
Ancillary retail car sales revenue	(32)	(14)	—
Total rental revenue	$6,439	$6,252	$6,259
Transaction days (in thousands)	139,752	133,181	133,181
Total RPD (in whole dollars)	$46.07	$46.94	$47.00

Transaction days (in thousands)	139,752	133,181
Average Fleet	499,100	490,000
Advantage sublease vehicles	(4,000)	(21,000)
Hertz 24/7 vehicles	(1,000)	(2,000)
Average Fleet used to calculate fleet efficiency	494,100	467,000
Number of days in period	365	365
Average fleet multiplied by number of days in period (in thousands)	180,347	170,455
Fleet efficiency	77%	78%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$1,758	$1,281
Average fleet	499,100	490,000
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$3,522	$2,614
Number of months in period	12	12
Net depreciation per unit per month	$294	$218

International Car Rental

	Twelve Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except as noted)	2014	2013 As Restated	2013 As Reported
Revenues	$2,436	$2,378	$2,383
Foreign currency adjustment (a)	44	22	40
Total rental revenue	$2,480	$2,400	$2,423
Transaction days (in thousands)	46,917	45,019	45,019
Total RPD (in whole dollars)	$52.86	$53.31	$53.81

Transaction days (in thousands)	46,917	45,019
Average Fleet	166,900	161,300
Number of days in period	365	365
Average fleet multiplied by number of days in period	60,919	58,875
Fleet efficiency	77%	76%

Depreciation of revenue earning equipment and lease charges, net (in millions)	$492	$528
Foreign currency adjustment (in millions) (a)	9	4
Adjusted depreciation of revenue earning equipment and lease charges, net (in millions)	$501	$532
Average fleet	166,900	161,300
Adjusted depreciation of revenue earning equipment and lease charges, net divided by average fleet	$3,002	$3,298
Number of months in period	12	12
Net depreciation per unit per month	$250	$275

(a)         Amounts shown for 2014 and 2013 As Restated are based on December 31, 2013 foreign exchange rates.  Amounts shown for 2013 As Reported are based on December 31, 2012 foreign exchange rates.

NON-GAAP MEASURES - DEFINITIONS AND USE

Hertz Holdings is our top-level holding company. The Hertz Corporation (“Hertz”) is our primary operating company. The term “GAAP” refers to accounting principles generally accepted in the United States of America.

Definitions of non-GAAP measures are set forth below. Also set forth below is a summary of the reasons why management of Hertz Holdings and Hertz believes that the presentation of the non-GAAP financial measures included in the Press Release provide useful information regarding Hertz Holdings’ and Hertz’s financial condition and results of operations and additional purposes, if any, for which management of Hertz Holdings and Hertz utilize the non-GAAP measures.

Adjusted Pre-Tax Income

Adjusted pre-tax income is calculated as income before income taxes plus certain non-cash acquisition accounting charges, debt-related charges relating to the amortization and write-off of debt financing costs and debt discounts and certain one-time charges and non-operational items. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows them to assess the operational performance of the Company on the same basis that management uses internally.

Average Fleet

Average Fleet is determined using a simple average of the number of vehicles at the beginning and end of a given period.

Corporate Restricted Cash (used in the calculation of Net Corporate Debt)

Total restricted cash includes cash and cash equivalents that are not readily available for our normal disbursements. Total restricted cash and equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, our like-kind exchange programs and to satisfy certain of our self-insurance regulatory reserve requirements. Corporate restricted cash is calculated as total restricted cash less restricted cash associated with fleet debt.

Dollar Utilization

Dollar utilization means revenue derived from the rental of equipment divided by the original cost of the equipment including additional capitalized refurbishment costs (with the basis of refurbished assets at the refurbishment date).

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Corporate EBITDA

EBITDA is defined as net income before net interest expense, income taxes and depreciation (which includes revenue earning equipment lease charges) and amortization. Corporate EBITDA, as presented herein, represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as described in more detail in the accompanying tables. Each of the measured presented herein reflects the financial results of Hertz Holdings.

Management uses EBITDA and Corporate EBITDA as operating performance and liquidity metrics for internal monitoring and planning purposes, including the preparation of our annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions, profitability and performance trends. Further, EBITDA enables management and investors to isolate the effects on profitability of operating metrics such as revenue, operating expenses and selling, general and administrative expenses, which enables management and investors to evaluate our business segments that are financed differently and have different depreciation characteristics and compare our performance against companies with different capital structures and depreciation policies. We also present Corporate EBITDA as a supplemental measure because such information is utilized in the calculation of financial covenants under Hertz’s senior credit facilities and in the determination of certain executive compensation.

EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating our operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of our financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities.

Equipment Rental and Rental Related Revenue

Equipment rental and rental related revenue consists of all revenue, net of discounts, associated with the rental of equipment including charges for delivery, loss damage waivers and fueling, but excluding revenue arising from the sale of equipment, parts and supplies and certain other ancillary revenue. Rental and rental related revenue is adjusted in all periods to eliminate the effect of fluctuations in foreign currency. Our management believes

1

eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. This statistic is important to our management and to investors as it reflects time and mileage and ancillary charges for equipment on rent and is comparable with the reporting of other industry participants.

Fleet Efficiency

Fleet efficiency is calculated by dividing total transaction days by the average fleet multiplied by the number of days in a period. Average fleet used to calculate fleet efficiency in our U.S. Car Rental segment excludes Advantage sublease and Hertz 24/7 vehicles as these vehicles do not have associated transaction days.

Free Cash Flow

Free cash flow is calculated as net cash provided by operating activities, excluding depreciation of revenue earning equipment, net of car rental and equipment rental fleet growth and property and equipment net expenditures.  Free cash flow is important to management and investors as it represents the cash available for acquisitions and the reduction of corporate debt.

Net Corporate Debt

Net corporate debt is calculated as total debt excluding fleet debt less cash and equivalents and corporate restricted cash. Corporate debt consists of our Senior Term Facility; Senior ABL Facility; Senior Notes; Promissory Notes; Convertible Senior Notes; and certain other indebtedness of our domestic and foreign subsidiaries.

Net Corporate Debt is important to management and investors as it helps measure our leverage. Net Corporate Debt also assists in the evaluation of our ability to service our non-fleet-related debt without reference to the expense associated with the fleet debt, which is collateralized by assets not available to lenders under the non-fleet debt facilities.

Net Depreciation Per Unit Per Month

Net depreciation per unit per month is calculated by dividing depreciation of revenue earning equipment and lease charges, net by the average fleet in each period and then dividing by the number of months in the period reported with all periods adjusted to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is useful in analyzing underlying trends. Average fleet used to calculate net depreciation per unit per month in our U.S. Car Rental segment includes Advantage sublease and Hertz 24/7 vehicles as these vehicles have associated lease charges.

Restricted Cash Associated with Fleet Debt (used in the calculation of Net Fleet Debt and Corporate Restricted Cash)

Restricted cash associated with fleet debt is restricted for the purchase of revenue earning, vehicles and other specified uses under our Fleet Debt facilities and our car rental like-kind exchange program.

Same Store Revenue Growth/Decline

Same store revenue growth is calculated as the year over year change in revenue for locations that are open at the end of the period reported and have been operating under our direction for more than twelve months. The same-store revenue amounts are adjusted in all periods to eliminate the effect of fluctuations in foreign currency.

Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends.

Time Utilization

Time utilization means the percentage of time an equipment unit is on-rent during a given period.

Total Net Debt

Total net debt is calculated as total debt less total cash and cash equivalents and total restricted cash. This measure is important to management, investors and ratings agencies as it helps measure our gross leverage.

Total RPD

Total RPD is calculated as total revenue less revenue from fleet subleases and ancillary revenue associated with retail car sales, divided by the total number of transaction days, with all periods adjusted to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. This statistic is important to our management and investors as it represents the best measurement of the changes in underlying pricing in the car rental business and encompasses the elements in car rental pricing that management has the ability to control.

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Transaction Days

Transaction days represent the total number of 24-hour periods, with any partial period counted as one transaction day, that vehicles were on rent (the period between when a rental contract is opened and closed) in a given period. Thus, it is possible for a vehicle to attain more than one transaction day in a 24-hour period.

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